February 14, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 14, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY INTERNATIONAL VALUE EQUITY FUND
Dated December 29,  2005

The third paragraph of the section of the Prospectus titled ‘‘Fund Management’’ is hereby replaced by the following:

The Fund is managed by members of the International Value Equity team. The team consists of portfolio managers and analysts. Current members of the team who are primarily responsible for the day-to-day management of the Fund  are William D. Lock, Peter J. Wright and Walter B. Riddell, each a Managing Director of the Sub-Adviser, and  John  S. Goodacre, a Vice President of the Sub-Adviser.

Mr. Lock has been associated with the Sub-Adviser in an investment management capacity since 1994 and joined the team managing the Fund at its inception in April  2001. Mr. Wright has been associated with the Sub-Adviser in an investment management capacity since 1996 and joined the team managing the Fund at its inception in April 2001. Mr. Riddell has been associated with the Sub-Adviser in an investment management capacity since 1995 and joined the team managing the Fund at its inception in April 2001. Mr. Goodacre has been associated with the Sub-Adviser in an investment management capacity since April 2003 and joined the team managing the Fund in February 2006. Prior to April 2003, Mr. Goodacre was an analyst at Bessent Capital.

Each member of the team has both global sector research responsibilities and makes investment management decisions for the Fund. Messrs. Lock, Wright, Riddell and Goodacre have day-to-day portfolio administration responsibilities as well.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

39906SPT-02